NEWS RELEASE

LUMENTUM ANNOUNCES SECOND QUARTER OF FISCAL YEAR 2026 FINANCIAL RESULTS
•Net revenue of $665.5 million
•GAAP gross margin of 36.1%; Non-GAAP gross margin of 42.5%
•GAAP operating margin of 9.7%; Non-GAAP operating margin of 25.2%
•GAAP diluted net income per share of $0.89; Non-GAAP diluted net income per share of $1.67
San Jose, Calif., February 3, 2026 – Lumentum Holdings Inc. (“Lumentum” or the “Company”) today reported results for its fiscal second quarter ended December 27, 2025.
“Lumentum delivered a standout second quarter, with over 65 percent year-over-year revenue growth and non-GAAP operating margin expansion above 1,700 basis points,” said President and CEO Michael Hurlston. “Revenue hit the high end of our guidance range, while profitability and EPS expanded well beyond prior guidance, demonstrating the leverage of our business model.”
“Our forward guidance calls for over 85 percent year-over-year revenue growth, yet we are only at the starting line for two substantial opportunities: optical circuit switches (OCS) and co-packaged optics (CPO). In OCS, we are scaling rapidly to meet extraordinary customer demand that has already driven our backlog well beyond $400 million. In CPO, we received an incremental multi-hundred-million-dollar order, deliverable in first half calendar 2027. Our results continue to highlight the strength of our roadmaps for both optical components and systems, which make us mission-critical to the world’s AI leaders.”
Fiscal Second Quarter Highlights:
Net revenue for the second quarter of fiscal year 2026 was $665.5 million, with GAAP net income of $78.2 million, or $0.89 per diluted share. Net revenue for the first quarter of fiscal year 2026 was $533.8 million, with GAAP net income of $4.2 million, or $0.05 per diluted share. Net revenue for the second quarter of fiscal year 2025 was $402.2 million, with GAAP net loss of $60.9 million, or $0.88 per diluted share.
Non-GAAP net income for the second quarter of fiscal year 2026 was $143.9 million, or $1.67 per diluted share. Non-GAAP net income for the first quarter of fiscal year 2026 was $86.4 million, or $1.10 per diluted share. Non-GAAP net income for the second quarter of second year 2025 was $30.0 million, or $0.42 per diluted share.
The Company held $1,155.3 million in total cash, cash equivalents, and short-term investments at the end of the second quarter of fiscal year 2026, up $33.5 million from the end of the first quarter of fiscal year 2026.

Financial Overview – Fiscal Second Quarter Ended December 27, 2025

	GAAP Results ($ in millions)
	Q2	Q1	Q2	Change
	FY 2026	FY 2026	FY 2025	Q/Q		Y/Y
Net revenue	$665.5	$533.8	$402.2	24.7%		65.5%
GAAP gross margin	36.1%	34.0%	24.8%	210	bps	1,130	bps
GAAP operating margin (loss)	9.7%	1.3%	(12.8)%	840	bps	2,250	bps

	Non-GAAP Results ($ in millions)
	Q2	Q1	Q2	Change
	FY 2026	FY 2026	FY 2025	Q/Q		Y/Y
Net revenue	$665.5	$533.8	$402.2	24.7%		65.5%
Non-GAAP gross margin	42.5%	39.4%	32.3%	310	bps	1,020	bps
Non-GAAP operating margin	25.2%	18.7%	7.9%	650	bps	1,730	bps

	Net Revenue by Product Type ($ in millions)
	Q2	% of	Q1	Q2	Change
	FY 2026	Net Revenue	FY 2026	FY 2025	Q/Q	Y/Y
Components	$443.7	66.7%	$379.2	$263.7	17.0%	68.3%
Systems	221.8	33.3%	154.6	138.5	43.5%	60.1%
Total	$665.5	100.0%	$533.8	$402.2	24.7%	65.5%

The tables above provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP Financial Measures.”
Business Outlook
Lumentum expects the following for the third quarter of fiscal year 2026:
•Net revenue in the range of $780 million to $830 million
•Non-GAAP operating margin of 30.0% to 31.0%
•Non-GAAP diluted earnings per share of $2.15 to $2.35
We have not provided reconciliations from GAAP to non-GAAP financial measures or the equivalent GAAP measure for non-GAAP financial measures in our outlook, as they cannot be provided without unreasonable effort. A large portion of non-GAAP adjustments, such as stock-based compensation, acquisition related costs (income), integration related costs, restructuring and related charges (reversals), non-GAAP income tax reconciling adjustments, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.
Related Announcement and Conference Call
Lumentum will host a conference call today, February 3, 2026, at 2:00 pm PT / 5:00 pm ET to discuss its second quarter of fiscal year 2026 results. A live webcast of the call and replay will be available in the Investors section of the Lumentum website at http://investor.lumentum.com. The earnings press release will be posted at http://investor.lumentum.com under the “News Releases” section. Supporting materials outlining the Company’s latest financial results will be posted on http://investor.lumentum.com under the “Events” section concurrently with this earnings press release. Lumentum has used, and intends to continue to use, its Investor Relations website as means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. This press release is being furnished as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission and will be available at http://www.sec.gov/.
About Lumentum
Lumentum (NASDAQ: LITE) is a global leader in optical and photonic technologies that power the networks and infrastructure behind AI, cloud computing, and next-generation communications. Built on decades of photonics innovation, Lumentum delivers high-performance lasers, modules, and optical subsystems that enable scalable, energy-efficient data center connectivity, advanced telecom networks, industrial manufacturing, and sensing applications. Headquartered in San Jose, California, the company operates R&D, manufacturing, and sales facilities worldwide. Learn more at www.lumentum.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding: our belief and expectations with respect to our markets, including the AI and cloud datacenter market and the broader networking market, demand for our products, revenue growth, growth drivers, revenue growth opportunities with respect to OCS and CPO, deliverables and revenue in connection with purchase orders, the leverage within our business model, our ability to deliver at scale, and our guidance with respect to future net revenue, non-GAAP diluted earnings per share, and non-GAAP operating margin, and related assumptions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) uncertainty and volatility in the global markets, including uncertainty and volatility in the macroeconomic environment, volatility and uncertainty with respect to economic growth, inflationary pressures, changes in the political or economic environment, such as geopolitical conflicts, war, international trade regulation and restrictions (including tariffs, duties and export controls to be implemented by the U.S. and other countries), including for certain rare earth minerals, and the effect of such market disruptions on demand for our products, technology spending by our customers, our costs and expenses and our ability to obtain components for our products; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) decline of average selling prices across our businesses or increase in costs, either of which will also decrease our margins; (d) effects of seasonality; (e) our ability to increase our manufacturing capacity and our ability and the ability of our suppliers and contract manufacturers to meet production, quality, and delivery requirements for our forecasted demand; (f) changes in customer demand, including due to changes in inventory practices and end-customer demand, and potential order cancellations, reductions or delays and their effects; (g) our ability to attract and retain new customers, particularly in the cloud photonics and imaging and sensing markets; (h) the risk that our markets will not grow or develop as expected or that our strategies and ability to compete in those markets are not successful, (i) the risk that Lumentum’s financing or operating strategies will not be successful; (j) risks related to our restructuring initiatives and changes to our operations; (k) failure to successfully integrate acquisitions into our business or that we will not achieve the expected benefits; (l) risks related to servicing our current and future debt and compliance with the covenants under our revolving credit facility. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2025 filed with the Securities and Exchange Commission (the “SEC) and the Company’s other filings with the SEC, including the Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 2025 to be filed with the SEC, available at www.sec.gov, under the "Risk Factors" section and elsewhere. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

Contact Information
Investors:    Kathy Ta, +1.408.750.3853; investor.relations@lumentum.com
Media:        Victoria McDonald, +408.404.0636; media@lumentum.com
Category:    Financial
The following financial tables are presented in accordance with GAAP, unless otherwise specified.

LUMENTUM HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	December 27, 2025	December 28, 2024	December 27, 2025	December 28, 2024
Net revenue	$665.5	$402.2	$1,199.3	$739.1
Cost of sales	405.8	281.2	738.6	517.7
Amortization of acquired developed intangibles	19.6	21.4	39.1	43.9
Gross profit	240.1	99.6	421.6	177.5
Operating expenses:
Research and development	80.1	74.2	161.5	148.5
Selling, general and administrative	96.1	76.3	181.2	152.6
Restructuring and related charges (reversals)	(0.4)	0.7	7.9	10.4
Total operating expenses	175.8	151.2	350.6	311.5
Income (loss) from operations	64.3	(51.6)	71.0	(134.0)
Escrow settlement	27.5	—	27.5	—
Interest expense	(6.3)	(5.6)	(12.0)	(11.1)
Other income, net	11.0	14.9	15.2	23.6
Total other income, net	32.2	9.3	30.7	12.5
Income (loss) before income taxes	96.5	(42.3)	101.7	(121.5)
Income tax provision	18.3	18.6	19.3	21.8
Net income (loss)	$78.2	$(60.9)	$82.4	$(143.3)

Net income (loss) per share:
Basic	$1.10	$(0.88)	$1.17	$(2.09)
Diluted	$0.89	$(0.88)	$0.99	$(2.09)

Shares used to compute net income (loss) per share:
Basic	71.1	68.9	70.7	68.6
Diluted	87.8	68.9	83.1	68.6

LUMENTUM HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except per share data)
(unaudited)

	December 27, 2025	June 28, 2025
ASSETS
Current assets:
Cash and cash equivalents	$657.7	$520.7
Short-term investments	497.6	356.4
Accounts receivable, net	376.8	250.0
Inventories	570.4	470.1
Prepayments and other current assets	180.7	120.1
Total current assets	2,283.2	1,717.3
Property, plant and equipment, net	813.5	726.4
Operating lease right-of-use assets, net	29.6	27.9
Goodwill	1,060.9	1,060.9
Other intangible assets, net	396.7	465.1
Deferred tax asset	206.1	210.3
Other non-current assets	15.3	10.8
Total assets	$4,805.3	$4,218.7
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$347.4	$225.2
Accrued payroll and related expenses	85.3	57.9
Accrued expenses	39.2	34.6
Current portion of long-term debt	3,240.2	10.6
Operating lease liabilities, current	12.7	11.4
Other current liabilities	42.8	53.1
Total current liabilities	3,767.6	392.8
Long-term debt	47.1	2,562.6
Operating lease liabilities, non-current	22.7	23.6
Deferred tax liability	5.6	7.2
Other non-current liabilities	115.7	97.8
Total liabilities	3,958.7	3,084.0
Stockholders’ equity:
Common stock, $0.001 par value, 990 authorized shares, 71.4 and 69.8 shares issued and outstanding as of December 27, 2025 and June 28, 2025, respectively	0.1	0.1
Additional paid-in capital	1,615.9	1,986.8
Accumulated deficit	(778.8)	(861.2)
Accumulated other comprehensive income	9.4	9.0
Total stockholders’ equity	846.6	1,134.7
Total liabilities and stockholders’ equity	$4,805.3	$4,218.7

Use of Non-GAAP Financial Measures

In this press release, Lumentum provides investors with certain non-GAAP financial measures: gross profit, gross margin, research and development expense, selling, general and administrative expense, operating margin, income (loss) from operations, other income (expense), net, income before income taxes, provision for income taxes, net income (loss), shares used in per share calculation, and net income (loss) per share on a non-GAAP basis, as well as the non-GAAP measures of EBITDA and Adjusted EBITDA. Lumentum believes this non-GAAP financial information provides additional insight into the Company’s on-going business operations and results, and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. In addition, the Company believes that providing certain of these measures allows investors to better understand the Company’s operating performance and, importantly, to evaluate the methodology and information used by management to monitor, manage, evaluate and measure the Company’s business and results of operations. However, investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Moreover, the non-GAAP financial measures we present may be different from non-GAAP financial measures used by other companies or may not be comparable to similarly titled measurements reported by other companies, limiting their usefulness for comparison purposes. We do not consider non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial measures, and the non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP.
Our non-GAAP measures used in this press release exclude (i) stock-based compensation and related payroll taxes, (ii) acquisition related costs (income), (iii) integration related costs, (iv) amortization of acquired intangibles, (v) restructuring and related charges (reversals), (vi) foreign exchange (gains) losses, net, (vii) non-cash interest expense on convertible notes, (viii) intangible assets write-off, (ix) inducement expense on partial repurchase of 2026 Notes, (x) escrow settlement and related charges, (xi) non-GAAP income tax reconciling adjustments, and (xii) other charges or income related to non-recurring activities.
We utilize a long-term projected non-GAAP tax rate to compute our non-GAAP income tax provision. The long-term projected non-GAAP tax rate is based on a multi-year projection of our estimated annual GAAP income tax forecast, adjusted to account for the tax effect of non-GAAP pretax adjustments as well as the effects of significant non-recurring and period specific tax items. Our non-GAAP tax provision for fiscal year 2026 is 16.5%. The difference between our GAAP income tax provision and our non-GAAP income tax provision is presented as non-GAAP income tax reconciling adjustments.
A quantitative reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial table attached to this press release.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	December 27, 2025	September 27, 2025	December 28, 2024	December 27, 2025	December 28, 2024
Gross profit on GAAP basis	$240.1	$181.5	$99.6	$421.6	$177.5
Stock-based compensation and related payroll taxes (1)	13.3	9.7	9.2	23.0	18.9
Amortization of acquired intangibles	19.6	19.5	21.4	39.1	43.9
Integration related costs	—	—	1.1	—	2.3
Acquisition-related warranty provision (4)	9.8	—	—	9.8	—
Other income, net	(0.2)	(0.4)	(1.3)	(0.6)	(2.2)
Gross profit on non-GAAP basis	$282.6	$210.3	$130.0	$492.9	$240.4
Gross margin on non-GAAP basis	42.5%	39.4%	32.3%	41.1%	32.5%

Research and development on GAAP basis	$80.1	$81.4	$74.2	$161.5	$148.5
Stock-based compensation and related payroll taxes (1)	(9.8)	(12.0)	(11.4)	(21.8)	(20.7)
Amortization of acquired intangibles	(0.4)	(0.4)	(0.4)	(0.8)	(0.8)
Intangible assets write-off	—	—	—	—	(1.9)
Research and development on non-GAAP basis	$69.9	$69.0	$62.4	$138.9	$125.1

Selling, general and administrative on GAAP basis	$96.1	$85.1	$76.3	$181.2	$152.6
Stock-based compensation and related payroll taxes (1)	(24.8)	(24.8)	(18.2)	(49.6)	(34.8)
Amortization of acquired intangibles	(14.0)	(14.5)	(17.2)	(28.5)	(36.0)
Acquisition related costs (2)	(0.4)	(1.3)	—	(1.7)	—
Integration related costs	(1.3)	0.8	(2.0)	(0.5)	(4.2)
Other charges, net (6)	(10.6)	(3.8)	(3.0)	(14.4)	(4.0)
Selling, general and administrative on non-GAAP basis	$45.0	$41.5	$35.9	$86.5	$73.6

Income (loss) from operations on GAAP basis	$64.3	$6.7	$(51.6)	$71.0	$(134.0)
Stock-based compensation and related payroll taxes (1)	47.9	46.5	38.8	94.4	74.4
Amortization of acquired intangibles	34.0	34.4	39.0	68.4	80.7
Acquisition related costs (2)	0.4	1.3	—	1.7	—
Integration related costs	1.3	(0.8)	3.1	0.5	6.5
Restructuring and related charges (reversals) (3)	(0.4)	8.3	0.7	7.9	10.4
Intangible assets write-off	—	—	—	—	1.9
Acquisition-related warranty provision (4)	9.8	0	—	9.8	—
Other charges, net (6)	10.4	3.4	1.7	13.8	1.8
Income from operations on non-GAAP basis	$167.7	$99.8	$31.7	$267.5	$41.7
Operating margin on non-GAAP basis	25.2%	18.7%	7.9%	22.3%	5.6%

Other income (expense), net on GAAP basis	$32.2	$(1.5)	$9.3	$30.7	$12.5
Acquisition related income (2)	(1.8)	—	—	(1.8)	—
Escrow settlement (4)	(27.5)	—	—	(27.5)	—
Inducement expense (5)	—	5.9	—	5.9	—

Foreign exchange (gains) losses, net	0.6	(1.5)	(5.9)	(0.9)	(5.2)
Non-cash interest expense on convertible notes	1.1	0.8	0.8	1.9	1.5
Other income, net on non-GAAP basis	$4.6	$3.7	$4.2	$8.3	$8.8

Income (loss) before income taxes on GAAP basis	$96.5	$5.2	$(42.3)	$101.7	$(121.5)
Stock-based compensation and related payroll taxes (1)	47.9	46.5	38.8	94.4	74.4
Acquisition related costs (income), net (2)	(1.4)	1.3	—	(0.1)	—
Integration related costs	1.3	(0.8)	3.1	0.5	6.5
Amortization of acquired intangibles	34.0	34.4	39.0	68.4	80.7
Restructuring and related charges (reversals) (3)	(0.4)	8.3	0.7	7.9	10.4
Escrow settlement (4)	(27.5)	—	—	(27.5)	—
Acquisition-related warranty provision (4)	9.8	—	—	9.8	—
Inducement expense (5)	—	5.9	—	5.9	—
Intangible assets write-off	—	—	—	—	1.9
Foreign exchange (gains) losses, net	0.6	(1.5)	(5.9)	(0.9)	(5.2)
Non-cash interest expense on convertible notes	1.1	0.8	0.8	1.9	1.5
Other charges, net (6)	10.4	3.4	1.7	13.8	1.8
Income before income taxes on non-GAAP basis	$172.3	$103.5	$35.9	$275.8	$50.5

Income tax provision on GAAP basis	$18.3	$1.0	$18.6	$19.3	$21.8
Non-GAAP income tax reconciling adjustments	10.1	16.1	(12.7)	26.2	(13.5)
Income tax provision on non-GAAP basis	$28.4	$17.1	$5.9	$45.5	$8.3

Net income (loss) on GAAP basis	$78.2	$4.2	$(60.9)	$82.4	$(143.3)
Stock-based compensation and related payroll taxes (1)	47.9	46.5	38.8	94.4	74.4
Acquisition related costs (income), net (2)	(1.4)	1.3	—	(0.1)	—
Integration related costs	1.3	(0.8)	3.1	0.5	6.5
Amortization of acquired intangibles	34.0	34.4	39.0	68.4	80.7
Restructuring and related charges (reversals) (3)	(0.4)	8.3	0.7	7.9	10.4
Intangible assets write-off	—	—	—	—	1.9
Escrow settlement (4)	(27.5)	—	—	(27.5)	—
Acquisition-related warranty provision (4)	9.8	—	—	9.8	—
Inducement expense (5)	—	5.9	—	5.9	—
Foreign exchange (gains) losses, net	0.6	(1.5)	(5.9)	(0.9)	(5.2)
Non-cash interest expense on convertible notes	1.1	0.8	0.8	1.9	1.5
Non-GAAP income tax reconciling adjustments	(10.1)	(16.1)	12.7	(26.2)	13.5
Other charges, net (6)	10.4	3.4	1.7	13.8	1.8
Net income on non-GAAP basis	$143.9	$86.4	$30.0	$230.3	$42.2

Net income per share on non-GAAP basis	$1.67	$1.10	$0.42	$2.80	$0.60

Shares used in per share calculation - diluted on GAAP basis	87.8	78.3	68.9	83.1	68.6
Non-GAAP adjustment (7)	(1.7)	—	2.7	(0.9)	1.8
Shares used in per share calculation - diluted on non-GAAP basis	86.1	78.3	71.6	82.2	70.4

(1) Stock-based compensation and related payroll taxes for the three and six months ended December 27, 2025 includes $2.5 million and $6.6 million of payroll taxes on stock-based compensation, respectively.
(2) Acquisition related costs (income), net for the three and six months ended December 27, 2025 represent $1.8 million of interest income from the Cloud Light escrow fund in other income, net, offset by the associated legal expenses incurred related to Cloud Light escrow settlement of $0.4 million and $1.7 million both in selling, general and administrative expenses for the three and six months ended December 27, 2025, respectively.
(3) During the three months ended December 27, 2025, we recorded a net reversal to our restructuring and related charges of $0.4 million attributable to lower-than-estimated employee severance and wind-down charges. Restructuring and related charges for the six months ended December 27, 2025 primarily relate to reduction in force during the period in order to enhance operational efficiency and realign our investments toward the most critical initiatives.
(4) During the three months ended December 27, 2025, we completed the settlement process with the sellers on the escrow agreement for the acquisition of Cloud Light. We believe the completion of this settlement represents a non-recurring activity as it relates directly to an acquisition. The settlement of $27.5 million, recorded in escrow settlement, for the three and six months ended December 27, 2025 represents the mutually agreed escrow settlement associated with indemnification obligations and working capital adjustments, including warranty adjustments, under the Cloud Light Merger agreement. Acquisition-related warranty provision relates to $9.8 million of warranty expense associated with Cloud Light’s legacy products is recorded in cost of sales. As the measurement period for U.S. GAAP expired, these amounts were all included in our condensed consolidated results of operations on a GAAP basis as no further adjustments to the purchase consideration of Cloud Light can be made. Therefore, for non-GAAP reporting purposes, we have removed the net benefit of $17.7 million for the three and six months ended December 27, 2025.
(5) Inducement expense on the partial repurchase of our 2026 Notes for the six months ended December 27, 2025 represents the excess of fair value of the total consideration over the fair value of securities issuable pursuant to the original conversion terms.
(6) Other charges, net for the three and six months ended December 27, 2025 mainly includes an impairment charge of $7.5 million to write-down assets held for sale to fair value less cost to sell in selling, general and administrative expenses, and the remaining amount mostly relates to legal and professional fees primarily related to non-ordinary course legal matters in selling and general and administrative expenses.
(7) The adjustment for the three and six months ended December 27, 2025 represents the impact of the capped call options. Our outstanding capped call options are anti-dilutive under GAAP as they are specifically designed to mitigate the dilutive impact of the 2032 Notes, such that no dilution will occur until the capped call price is exceeded. Therefore, we included the 1.7 million and 0.9 million shares anti-dilutive impact of the capped call from the calculation of non-GAAP diluted shares in the three and six months ended December 27, 2025 to provide investors with useful information in evaluating our performance on a per share basis.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(in millions, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	December 27, 2025	September 27, 2025	December 28, 2024	December 27, 2025	December 28, 2024
GAAP net income (loss)	$78.2	$4.2	$(60.9)	$82.4	$(143.3)
Other income (expense), net	(32.2)	1.5	(9.3)	(30.7)	(12.5)
Income tax provision	18.3	1.0	18.6	19.3	21.8
Depreciation	30.6	27.8	25.9	58.4	52.9
Amortization of acquired intangibles	34.0	34.4	39.0	68.4	80.7
EBITDA	128.9	68.9	13.3	197.8	(0.4)
Restructuring and related charges (reversals)	(0.4)	8.3	0.7	7.9	10.4
Stock-based compensation and related payroll taxes	47.9	46.5	38.8	94.4	74.4
Acquisition related costs	0.4	1.3	—	1.7	—
Acquisition-related warranty provision	9.8	—	—	9.8	—
Integration related costs	1.3	(0.8)	3.1	0.5	6.5
Intangible asset write-off	—	—	—	—	1.9
Other charges, net	10.4	3.4	1.7	13.8	1.8
Adjusted EBITDA	$198.3	$127.6	$57.6	$325.9	$94.6